                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 14, 1998


                         DISCOVER CARD MASTER TRUST I
               ------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                     0-23108                51-0020270
     --------                     -------                ----------
    (STATE OF                   (COMMISSION             (IRS EMPLOYER
  ORGANIZATION)                 FILE NUMBER)         IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                          19720
---------------------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                   ------------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE




                                    PAGE 1
                         THE EXHIBIT INDEX ON PAGE 4

ITEM 5.      OTHER EVENTS

             SERIES 1998-1.  ON JANUARY 14, 1998, $350,000,000 AGGREGATE
PRINCIPAL AMOUNT OF SERIES 1998-1 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $18,422,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-1 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I WERE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER
SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION D/B/A FIRST BANK NATIONAL ASSOCIATION (SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND
THE SERIES SUPPLEMENT, DATED AS OF JANUARY 14, 1998, FOR SERIES 1998-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE.


ITEM 7.      EXHIBITS

EXHIBIT NO.  DESCRIPTION

EXHIBIT 1.1 UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 19, 1997 (INCORPORATED BY REFERENCE TO EXHIBIT 1.1 OF DISCOVER CARD MASTER TRUST I'S CURRENT REPORT ON FORM 8-K DATED AUGUST 26, 1997).

EXHIBIT 1.2 TERMS AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED DECEMBER 31, 1997.

EXHIBIT 4.1 SERIES SUPPLEMENT WITH RESPECT TO SERIES 1998-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING A FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF JANUARY 14, 1998.

EXHIBIT 4.2 CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND DISCOVER RECEIVABLES FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER, DATED AS OF JANUARY 14, 1998.

EXHIBIT 4.3 LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY, U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER CARD MASTER TRUST I, SERIES 1998-1, DATED AS OF JANUARY 14, 1998.

                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                    DISCOVER CARD MASTER TRUST I
                                      (REGISTRANT)



                                    BY: GREENWOOD TRUST COMPANY
                                        (ORIGINATOR OF THE TRUST)




DATE: JANUARY 14, 1998              BY: /s/ JOHN J. COANE
                                       --------------------------------------
                                       JOHN J. COANE
                                       VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                       AND TREASURER

                              INDEX TO EXHIBITS


EXHIBIT        DESCRIPTION                                                 PAGE
-------        -----------                                                 ----
EXHIBIT 1.1    UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND   [ ]
               MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 19, 1997
               (INCORPORATED BY REFERENCE TO EXHIBIT 1.1 OF DISCOVER CARD
               MASTER TRUST I'S CURRENT REPORT ON FORM 8-K DATED AUGUST 26,
               1997).

EXHIBIT 1.2    TERMS AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND
               MORGAN STANLEY & CO. INCORPORATED, DATED DECEMBER 31, 1997.  [ ]

EXHIBIT 4.1    SERIES SUPPLEMENT WITH RESPECT TO SERIES 1998-1 BETWEEN      [ ]
               GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND
               SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE,
               INCLUDING A FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B
               CERTIFICATE, DATED AS OF JANUARY 14, 1998.

EXHIBIT 4.2    CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL        [ ]
               ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS MASTER
               SERVICER, SERVICER AND SELLER AND DISCOVER RECEIVABLES
               FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER,
               DATED AS OF JANUARY 14, 1998.

EXHIBIT 4.3    LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY,     [ ]
               U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE
               DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER CARD MASTER
               TRUST I, SERIES 1998-1, DATED AS OF JANUARY 14, 1998.